Note 10 - Income Taxes - Summary of Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Net operating loss carryforwards	$ 6,742	$ 2,651	$ 37,237
Federal and state tax credits	3,122	2,244	21,223
Accrued expenses	411	399	544
Patents	132	191	360
Stock-based compensation	1,782	1,262	1,353
Other	169	202	321
Total deferred tax assets	12,358	6,949	61,038
Valuation allowance	(12,358)	(6,949)	(61,038)
Net deferred assets